FIDELITY

(REGISTERED TRADEMARK)

NEW JERSEY
MUNICIPAL
MONEY MARKET
FUND


ANNUAL REPORT
NOVEMBER 30, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE              4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                6    THE MANAGER'S REVIEW OF FUND
                              PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES       8    A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                              INVESTMENTS OVER THE PAST SIX MONTHS
                              AND ONE YEAR.

INVESTMENTS              9    A COMPLETE LIST OF THE FUND'S INVESTMENTS.

FINANCIAL STATEMENTS     15   STATEMENTS OF ASSETS AND LIABILITIES,
                              OPERATIONS, AND CHANGES IN NET ASSETS,
                              AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                    19   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT    22   THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS            23

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE
SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL
AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888
FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND
MONEY.
PRESIDENT'S MESSAGE



(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Although financial turmoil in Pacific Basin countries was a catalyst for significant volatility in U.S. markets in late October and into November, the Standard & Poor's 500 Index has risen more than 31% year-to-date, almost three times its historical annual average. Meanwhile, bond markets - primarily influenced by a relatively steady flow of positive news on the inflation front - continued to post solid returns through the first 11 months of 1997.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. You should also keep money you'll need in the near future in a more stable investment.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30, 1997          PAST 1   PAST 5   LIFE OF
                                         YEAR     YEARS    FUND

FIDELITY NEW JERSEY MUNICIPAL            3.03%    14.14%   42.90%
 MONEY MARKET FUND

NEW JERSEY TAX-FREE MONEY MARKET         3.00%    14.23%   45.25%
 FUNDS AVERAGE

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on March 17, 1988. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the New Jersey tax-free money market funds average, which reflects the performance of municipal money market funds with similar objectives tracked by IBC Financial Data, Inc. The past one year average represents a peer group of 13 money market funds. (The periods covered by IBC Financial Data, Inc. numbers are the closest available match to those covered by the fund.)
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30, 1997          PAST 1   PAST 5   LIFE OF
                                         YEAR     YEARS    FUND

FIDELITY NEW JERSEY MUNICIPAL            3.03%    2.68%    3.74%
 MONEY MARKET FUND

NEW JERSEY TAX-FREE MONEY MARKET         3.00%    2.70%    3.93%
 FUNDS AVERAGE

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
YIELDS
                                12/1/97   9/1/97   6/2/97   3/3/97   12/2/96



FIDELITY NEW JERSEY MUNICIPAL   3.24%     2.84%    3.17%    2.75%    2.88%
MONEY MARKET FUND



NEW JERSEY TAX-FREE             3.06%     2.65%    2.93%    2.69%    2.83%
MONEY MARKET FUNDS
AVERAGE



FIDELITY NEW JERSEY MUNICIPAL   5.41%     4.74%    5.29%    4.59%    4.81%
MONEY MARKET  FUND -
TAX-EQUIVALENT


Row: 1, Col: 1, Value: 3.24
Row: 1, Col: 2, Value: 3.06
Row: 2, Col: 1, Value: 2.84
Row: 2, Col: 2, Value: 2.65
Row: 3, Col: 1, Value: 3.17
Row: 3, Col: 2, Value: 2.93
Row: 4, Col: 1, Value: 2.75
Row: 4, Col: 2, Value: 2.69
Row: 5, Col: 1, Value: 2.88
Row: 5, Col: 2, Value: 2.83
Fidelity New Jersey
Municipal Money
Market Fund
New Jersey Tax-Free
Money Market Funds
Average
4% -
3% -
2% -
1% -
0%
YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the New Jersey tax-free money market funds average. Or you can look at the fund's tax-equivalent yield, which is based on a combined effective 1997 federal and state income tax rate of 40.08%. A portion of the fund's income may be subject to the alternative minimum tax. Figures for the New Jersey tax-free money market funds average are from IBC Financial Data, Inc.
A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.

COMPARING
PERFORMANCE
Yields on tax-free investments
are usually lower than yields on
taxable investments. However, a
straight comparison between the
two may be misleading because
it ignores the way taxes reduce
taxable returns. Tax-equivalent
yield - the yield you would
have to earn on a similar taxable
investment to match the tax-free
yield - makes the comparison
more meaningful. Keep in mind
that the U.S. government neither
insures nor guarantees a money
market fund. And there is no
assurance that a money fund
will maintain a $1 share price.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Scott Orr, Portfolio Manager of Fidelity New Jersey Municipal Money Market Fund
Q. SCOTT, WHAT WAS THE INVESTING ENVIRONMENT LIKE OVER THE PAST 12
MONTHS?
A. During the first several months of the period, investors tried to figure out when the Federal Reserve Board might raise the fed funds rate, which is the rate banks charge each other for overnight loans. Over that period, data showed growth in the economy, but the pace of that growth was inconsistent and there were no signs of inflation. As a result, the Fed kept the fed funds rate steady at 5.25%. In February and March, however, signs that the economy was growing at a stronger clip changed market sentiment. Expectations of a rate increase culminated in the Fed's announcement at its March 25 meeting that it had increased the fed funds rate from 5.25% to 5.50%. For the next month or so, the market expected the Fed to continue to raise rates. However, at its May meeting, the Fed decided to hold off because economic growth had moderated and inflation was still benign.
Q. WHAT'S HAPPENED SINCE THEN?
A. Economic activity was moderate to fairly strong, but inflation remained in check. The Fed opted to keep rates unchanged, but remained biased toward raising rates if signs of stronger inflation emerge. In fact, in mid-October, several Fed officials made comments indicating that they were thinking of raising rates in order to slow the economy. However, that was before economic and market turmoil hit Southeast Asia in late October and continued through November. Because of this instability in the global financial markets, it now appears that the Fed will hold off raising rates in order to avoid roiling the markets and causing more anxiety. As a result, most market participants feel the Fed will wait until the market disruption in Asia moderates before deciding if a strong U.S. domestic economy still warrants a rate increase.
Q. WHAT WAS THE FUND'S STRATEGY DURING THIS PERIOD?
A. For most of the period, the environment was one in which we expected rates to be higher in the ensuing months. As a result, part of our strategy was to invest in variable-rate securities because they move up or down with changes in interest rates. At the same time, we sought to buy fixed-rate notes when they were expected to provide a higher yield than variable-rate securities over the terms of the notes. In the New Jersey market, fixed-rate instruments often offer a yield advantage over variable-rate notes because there is much stronger demand for the latter. As a result of focusing more on longer-term, fixed-rate securities in order to pick up extra yield, the fund tended to maintain an average maturity in the 60-70 day range. Since September, though, the maturity has come down somewhat because variable-rate securities and new short-term issues became more attractive. As a result, the average maturity was down to 50 days as of November 30.
Q. HOW DID THE FUND PERFORM?
A. The fund's seven-day yield on November 30, 1997, was 3.24%, compared to 3.19% six months ago. The more recent seven-day yield was the equivalent of a 5.41% taxable rate of return for New Jersey investors in the 40.08% combined state and federal income tax bracket. Through November 30, 1997, the fund's 12-month total return was 3.03%, compared to 3.00% for the New Jersey tax-free money market funds average, according to IBC Financial Data, Inc.
Q. WHAT'S YOUR OUTLOOK?
A. Over the next several months, I believe the Fed will still be biased toward raising rates, and that it is looking for reasons to do so. At this point, the Fed has held off raising rates in spite of the strength of the economy, because inflation has remained under control and the uncertainty created in global financial markets from the fallout in Asia has continued. With any inkling of inflationary pressures, however, I believe the Fed would pull the trigger and raise the fed funds rate at least one more time. As a result, I'm managing the fund with the expectation that that will happen, although the timing of a rate increase is unclear. A rate increase in the next few months may help the U.S. economy, but it might send the worldwide financial markets into an uproar. Therefore, I think the Fed would like Asian markets to stabilize before it takes action.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current tax-free
income while maintaining
share-price stability by
investing in high-quality,
short-term New Jersey
municipal money market
securities
FUND NUMBER: 417
TRADING SYMBOL: FNJXX
START DATE: March 17, 1988
SIZE: as of November 30,
1997, more than $487 million
MANAGER: Scott Orr, since
April 1997; manager, various
Fidelity and Spartan municipal
money market funds; joined
Fidelity in 1989
(checkmark)
INVESTMENT CHANGES


MATURITY DIVERSIFICATION
DAYS        % OF FUND ASSETS   % OF FUND ASSETS   % OF FUND ASSETS
            11/30/97           5/31/97            11/30/96

  0 - 30    67                 65                 63

 31 - 90    15                 16                 16

 91 - 180   9                  6                  7

181 - 397   9                  13                 14

WEIGHTED AVERAGE MATURITY
                          11/30/97   5/31/97   11/30/96

FIDELITY NEW JERSEY
MUNICIPAL MONEY MARKET
FUND                      50 DAYS    58 DAYS   59 DAYS

NEW JERSEY TAX-FREE
MONEY MARKET FUNDS
AVERAGE*                  51 DAYS    51 DAYS   56 DAYS

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF NOVEMBER 30, 1997 AS OF MAY 31, 1997
Row: 1, Col: 1, Value: 2.0
Row: 1, Col: 2, Value: 24.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 17.0
Row: 1, Col: 5, Value: 57.0
Variable rate
demand notes
(VRDNs) 51%
Commercial paper
(including CP
mode) 15%
Tender bonds 1%
Municipal notes 32%
Other 1%

Variable rate
demand notes
(VRDNs) 58%
Commercial paper
(including CP
mode) 17%
Tender bonds 0%
Municipal notes 24%
Other 1%

Row: 1, Col: 1, Value: 2.0
Row: 1, Col: 2, Value: 31.5
Row: 1, Col: 3, Value: 2.0
Row: 1, Col: 4, Value: 15.0
Row: 1, Col: 5, Value: 49.5
*SOURCE: IBC'S MONEY FUND REPORT(registered trademark)
INVESTMENTS NOVEMBER 30, 1997

Showing Percentage of Total Value of Investment in Securities


MUNICIPAL SECURITIES (A) - 100%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
DELAWARE - 0.5%
Delaware Econ. Dev. Auth. (Delmarva Pwr. & Lt. Proj.)
Series 1994, 4%, VRDN (b) $ 2,375,000 $ 2,375,000
GEORGIA - 0.4%
Burke County Poll. Cont. Rev. (Georgia Pwr. Co. Vogtle Proj.)
Series 1995, 3.80%, VRDN   2,000,000  2,000,000
NEW JERSEY - 77.3%
Bernardsville Borough Gen. Oblig. BAN 4.50% 4/16/98  3,000,000
3,006,724
Bloomingdale Gen. Oblig. BAN 4.25% 3/13/98  1,200,000  1,201,279
Brick Township Gen. Oblig. BAN 4% 3/25/98  3,023,000  3,025,784
Bridgewater Special Assessment BAN 4.25% 5/20/98 1,700,000 1,702,344 Camden County Impt. Auth. Rev. VRDN:
(Jewish Commty. Center Proj.) Series 1995, 4%,
 LOC National Westminster Bank PLC  2,200,000  2,200,000
 (Parkview Redev. Hsg. Proj.) 3.90%,
 LOC General Electric Capital Corp. (b)  6,000,000  6,000,000
Cape May County Gen. Oblig. BAN 4% 2/27/98  1,000,000  1,000,000
Cedar Grove Township Gen. Oblig. BAN 4% 3/9/98 1,553,000 1,553,000 Clark Township Gen. Oblig. BAN 4.14% 3/26/98 764,500 764,701
Cranford Township Gen. Oblig. BAN 4% 3/20/98  2,659,051  2,660,944
Delaware River Port Auth. Participating VRDN, Series SG-53,
4% (Liquidity Facility Societe Generale, France) (c)  9,000,000
9,000,000
Denville Township Board of Ed. BAN 4% 2/19/98  2,000,000  2,001,459
Denville Township Gen. Oblig. BAN 4% 12/26/97  3,908,000  3,909,114
East Windsor Regional School Dist. BAN 4.25% 8/26/98  2,300,000
2,306,477
Emerson Borough Gen. Oblig. BAN 4.125% 2/5/98  600,000  600,386
Essex County Impt. Auth. Rev. Series 1995, 3.65%
(AMBAC Insured)(BPA Morgan Guaranty Trust, NY) VRDN  14,400,000
14,400,000
Essex Fells Gen. Oblig. BAN 4% 12/12/97  2,100,000  2,100,233
Fairlawn Gen. Oblig. BAN 4% 12/12/97  3,668,092  3,668,499
Freehold Borough Gen. Oblig. BAN 4.25% 2/6/98  1,000,000  1,000,985
Gloucester County Ind. Poll. Cont. Fin. Auth. Rev. Rfdg.
(Monsanto Co. Proj.) Series 1992, 3.70%, VRDN  1,500,000  1,500,000
Hillside Township Gen. Oblig. BAN 4.25% 3/9/98  1,000,000  1,001,087
Hudson County Impt. Auth. Rev. (Essential Purp. Pooled
Gov't. Loan Prog.) Series 1986, 3.80%,
LOC Fuji Bank, VRDN  20,095,000  20,095,000
Hunterdon County Gen. Oblig. BAN 4.50% 5/22/98  6,100,000  6,118,182
Lacey Township Gen. Oblig. BAN 4.50% 4/30/98  700,000  701,152
Lavalette Borough Gen. Oblig. BAN:
4% 2/27/98  1,316,750  1,317,534
 4.50% 5/1/98  1,000,000  1,001,974
Longbranch Gen. Oblig. BAN 4.25% 12/12/97  1,300,000  1,300,189
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW JERSEY - CONTINUED
Montclair Township Gen. Oblig. BAN 4% 1/23/98 $ 2,000,000 $ 2,000,813
Montville Township Gen. Oblig. BAN 4.25% 8/28/98  4,350,000  4,364,235
New Jersey Econ. Dev. Auth. Econ. Dev. Rev., VRDN:
Rfdg.:
 (RJB Associates 1983 Proj.) 3.95%,
  LOC PNC Bank NA  500,000  500,000
 (Assoc. for Retarded Citizens) Series 1989 CC,
 3.90%, LOC PNC Bank NA  1,000,000  1,000,000
 (AVP Realty Holdings, Inc.) Series 1989 A, 4%,
 LOC PNC Bank NA (b)  950,000  950,000
 (Catholic Community Services) Series 1995, 3.70%,
 LOC First Union Nat'l. Bank  1,250,000  1,250,000
 (Guttenplan's Bakery) Series 1989 G, 4%,
 LOC PNC Bank NA (b)  550,000  550,000
 (Hirsh Enterprises) Series 1989 II, 3.45%,
 LOC PNC Bank NA (b)  350,000  350,000
 (J.W. Holding Group) Series 1989 GG,
 4%, LOC PNC Bank NA (b)  550,000  550,000
 (M&S Realty) Series 1988 N, 4%, LOC PNC Bank NA (b) 750,000 750,000 (Philly Venture Fund) Series 1988 P, 3.90%,
 LOC PNC Bank NA  950,000  950,000
 (PVC Container Corp.) Series 1987 D, 4.10%,
 LOC Nat'l. Westminster Bank PLC (b)  1,135,000  1,135,000
 (Russ Berrie & Co., Inc.) 3.90%, LOC Bank of New York  1,000,000
1,000,000
New Jersey Econ. Dev. Auth. Econ. Growth Rev. Series F,
3.65%, LOC Fleet Bank, VRDN  700,000  700,000
New Jersey Econ. Dev. Auth. First Mtg. Rev. (Franciscan
Oaks Proj.) Series 1992 B, 3.80%,
LOC Bank of Scotland, VRDN  8,000,000  8,000,000
New Jersey Econ. Dev. Auth. Gas Facs. Rev. (NUI Corp. Proj.)
Series 1996 A, 3.80% (AMBAC Insured)(BPA Bank of
New York) VRDN (b)  2,400,000  2,400,000
New Jersey Econ. Dev. Auth. Ind. & Econ. Dev. Rev.
(Casa DiBertacchi Corp. Facs.) Series 1988, 3.95%,
LOC Marine Midland Bank, VRDN (b)  800,000  800,000
New Jersey Econ. Dev. Auth. Poll. Cont. Rev.
(Hoffman-La Roche Proj.) Series 1985, 3.85%,
LOC Wachovia Bank of North Carolina, VRDN  3,000,000  3,000,000
New Jersey Econ. Dev. Auth. Rev.:
Rfdg.:
 (Natural Gas Co. Proj.) Series 1997A, 3.70%
  (AMBAC Insured)(BPA Bank of New York) VRDN (b) 2,800,000 2,800,000 MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW JERSEY - CONTINUED
New Jersey Econ. Dev. Auth. Rev.: - continued
 Bonds:
 (Chambers Cogeneration Proj.) Series 1991:
   3.60%, LOC Credit Local de France, CP mode (b) $ 16,900,000 $
16,900,000
   3.65%, LOC Credit Local de France, CP mode (b)  9,000,000
9,000,000
 VRDN:
 (500 International Drive Partners Proj.) Series 1995,
  3.90%, LOC First Union Nat'l. Bank  2,800,000  2,800,000   (Paterson
Composite):
  Series B, 4.05%, LOC Chase Manhattan Bank (b)  2,000,000  2,000,000
   Series C, 4.05%, LOC Chase Manhattan Bank (b)  400,000  400,000
  (Peddie School Proj.) 3.80% (BPA PNC Bank)   500,000  500,000
New Jersey Econ. Dev. Auth. Water Fac. Rev. Rfdg., VRDN:
(New Jersey American Water Co.) Series 97B,
 3.95% (FGIC Insured) (b)  8,900,000  8,900,000
 (United Water New Jersey, Inc.):
 Series 96 B, 3.55% (AMBAC Insured) (b)  600,000  600,000
  Series 96-C, 3.65% (AMBAC Insured)
  (BPA Bank of New York) (b)   400,000  400,000
New Jersey Edl. Facs. Auth. Participating VRDN, Series
SG-48, 4% (Liquidity Facility Societe Generale, France) (c)  2,900,000
2,900,000
New Jersey Gen. Oblig. Participating VRDN:
Series BT-104, 4%
 (Liquidity Facility Bankers Trust Company, NY) (c)  2,500,000
2,500,000
 Series 1995-CB1, 4.05%
 (Liquidity Facility Chase Manhattan Bank) (c) 3,300,000 3,300,000 Series 1997 L, 4.05%
 (Liquidity Facility Caisse des Depots et Consignments) (c)
11,000,000  11,000,000
 Series 943005, 3.99% (Liquidity Facility Citibank, NA) (c)  3,500,000
3,500,000
New Jersey Gen. Oblig. TRAN Series 1998A,
(Liquidity Facility Bank of Nova Scotia/Commerzbank) CP:
 3.75% 12/15/97  4,700,000  4,700,000
  3.75% 12/16/97  4,700,000  4,700,000
  3.75% 1/14/98  5,500,000  5,500,000
  3.75% 1/21/98   2,500,000  2,500,000
  3.80% 1/22/98  4,700,000  4,700,000
  3.85% 1/22/98   8,000,000  8,000,000
  3.75% 1/28/98  3,000,000  3,000,000
  3.75% 2/18/98  6,000,000  6,000,000
  3.75% 2/19/98  6,000,000  6,000,000
  3.70% 2/26/98  6,000,000  6,000,000
New Jersey Health Care Facs. Fing. Auth. Rev.
(Hosp. Cap. Asset Fing. Prog.) Series 1985 B, 3.70%,
LOC Chase Manhattan Bank, VRDN  8,100,000  8,100,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW JERSEY - CONTINUED
New Jersey Higher Ed. Assistance Auth. Student Loan
Rev. Bonds Series 1997 B, 3.90%, tender 6/1/98
(BPA Landesbank Hessen-Thuringen)(MBIA Insured) (b) $ 1,600,000 $
1,600,000
New Jersey Hsg. & Mtg. Fin. Agcy. Participating VRDN:
Rev.:
 Series 1992-1, 4%
  (Liquidity Bank Rabobank Nederland) (b)(c) 4,205,000 4,205,000 Series 1994 C-3003, 4.14% (MBIA Insured)
  (Liquidity Facility Citibank, NA) (c)  6,800,000  6,800,000
  Series 1994 C-3004, 3.99% (MBIA Insured)
  (Liquidity Facility Citibank, NA) (c)  3,500,000  3,500,000
  Series 1996 F, 3.94%
  (Liquidity Facility Bank of America) (c) 5,060,000 5,060,000 Series PA-117, 4.05%
  (Liquidity Facility Merrill Lynch & Co.) (b)(c)  4,580,000
4,580,000
  Series PT-92, 4.05% (Liquidity Facility Bayerische
  Hypotheken-und Wechsel Bank) (b)(c)  5,300,000  5,300,000
  Series PT-118, 4.05%
  (Liquidity Facility BANCO Santander) (b)(c) 4,500,000 4,500,000 New Jersey Sports and Exposition Auth. Rev., Series 1992 C,
3.70% (MBIA Insured)(BPA Barclays Bank) VRDN 9,670,000 9,670,000 North Brunswick Gen. Oblig. BAN 4.25% 8/28/98 2,769,965 2,776,823
Ocean City Gen. Oblig. BAN 4.25% 4/3/98  3,900,000  3,904,663
Ocean County Gen. Oblig. BAN 4.25% 6/19/98  7,200,000  7,219,667
Parsippany Troy Hills Gen. Oblig. BAN 4% 2/2/98 5,715,000 5,717,909 Passaic County Gen. Oblig. BAN:
4.50% 4/3/98  6,000,000  6,011,772
 4.25% 9/25/98  14,000,000  14,043,319
Pequannock Township Gen. Oblig. BAN 4% 12/4/97 1,000,000 1,000,018 Salem County Poll. Cont. Fin. Auth. Rev. VRDN:
Rfdg.:
 (Public Service Electric & Gas) Series 1997 A, 4.10%
  (MBIA Insured)(BPA Swiss Bank Corp.) (b) 3,000,000 3,000,000 (Atlantic City Elec. Co. Proj.) Series 1997 A, 3.70%
 (MBIA Insured)(BPA Bank of New York, NA) 4,400,000 4,400,000 Somerset County Ind. Poll. Cont. Fing. Auth. Rev.
 Series 1982, 4.05% (Minnesota Mining &
 Manufacturing Guaranteed) VRDN  600,000  600,000
Sparta Gen. Oblig. BAN 4.25% 6/12/98  2,224,000  2,228,610
Sussex County Gen. Oblig. BAN 4% 2/10/98  4,000,000  4,002,585
Vernon Township Board of Ed. BAN 4.25% 12/5/97  2,250,000  2,250,102
Verona Township Gen. Oblig. BAN 4.25% 11/12/98  3,200,000  3,212,522
Wall Township Gen. Oblig. BAN 4.125% 3/20/98  1,900,000  1,901,838
Washington Township (Gloucester Co.)
BAN 4.25% 4/20/98  3,000,000  3,003,649
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW JERSEY - CONTINUED
West Windsor Plainsboro Reg. School Dist. BAN
4% 2/10/98 $ 2,300,000 $ 2,301,703
Woodbridge Township Gen. Oblig. BAN
4.25% 7/31/98  7,000,000  7,016,924
  371,894,199
NEW YORK & NEW JERSEY - 19.2%
New York & New Jersey Port Auth. Participating VRDN:
(JFK Arpt. Term.):
 Series 6 (Liquidity Facility Societe Generale, France):
  4.05% (b)(c)  3,200,000  3,200,000
   4.05% (b)(c)  9,000,000  9,000,000
   4.05% (b)(c)  6,400,000  6,400,000
  Series 1997, 4.20%
  (Liquidity Facility Bank of New York) (b)(c) 5,200,000 5,200,000 Series 1997, 4.20%
 (Liquidity Facility Bank of New York) (c) 1,900,000 1,900,000 Series PA-67, 4% (Liquidity Facility Merrill Lynch & Co.) (c)
2,000,000  2,000,000
 Series SG-52, 4.05%
 (Liquidity Facility Societe Generale France) (b)(c)  4,600,000
4,600,000
New York & New Jersey Port Auth. Rev.:
VRDN:
 (Equiptment notes):
   Series 1996-1, 3.95%  5,000,000  5,000,000
   Series 1996-2, 4.05% (b)  3,500,000  3,500,000
   Series 1996-4, 3.95%  4,200,000  4,200,000
   Series 1997 1A, 3.95%  2,800,000  2,800,000
  Series 1991, 3.95% (b)(d)  8,800,000  8,800,000
  Series 1992, 3.825% (d)  6,800,000  6,800,000
  Series 1995, 3.825% (b)(d)  9,400,000  9,400,000
  Series 1997-1, 3.825% (d)  8,900,000  8,900,000
 Series A, 3.70% 1/9/98
 (Liquidity Facility Bank of Nova Scotia) CP (b) 3,120,000 3,120,000 Series B, 3.75% 3/10/98
 (Liquidity Facility Bank of Nova Scotia) CP  1,215,000  1,215,000
New York & New Jersey Port. Auth. Spl. Oblig. Rev.
4% (BPA Bank of Tokyo-Mitsubishi Ltd.)
(BPA Sumitomo Bank Ltd. Japan) VRDN (b)  6,400,000  6,400,000
  92,435,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
PUERTO RICO - 1.6%
Puerto Rico Commonwealth Pub. Impt. Participating VRDN:
Series PA-97, 3.75% (MBIA Insured)
 (Liquidity Facility Merrill Lynch & Co.) (c) $ 2,145,000 $ 2,145,000 Series PT-63, 3.75% (Liquidity Facility
 Bayerische Hypotheken-und Wechsel bank) (c) 3,655,000 3,655,000 Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Bonds
Participating VRDN, Series SGA-43, 3.80%
(Liquidity Facility Societe Generale France) (c)  1,800,000  1,800,000
  7,600,000
OTHER - 1.0%
Municipal Central Cash Fund (e)(f)  4,749,140  4,749,140
TOTAL INVESTMENTS - 100%   $ 481,053,339
Total Cost for Income Tax Purposes   $ 481,053,339
SECURITY TYPE ABBREVIATIONS
BAN - Bond Anticipation Notes
CP - Commercial Paper
TRAN - Tax and Revenue Anticipation Notes
VRDN - Variable Rate Demand Notes
LEGEND
1. The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.
2. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
3. Provides evidence of ownership in one or more underlying municipal bonds.
4. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements).
Additional information on each holding is as follows:
 ACQUISITION AMORTIZED
SECURITY DATE COST
New York & New
Jersey Port Auth.
Rev. VRDN:
 Series 1991, 3.95%  6/18/91 $ 8,800,000
 Series 1992, 3.825%  2/14/92 $ 6,800,000
 Series 1995, 3.825%  9/15/95 $ 9,400,000
 Series 1997-1, 3.825% 9/15/97 $ 8,900,000
5. Information in this report regarding holdings by state and security types do not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.
6. At the period end, the seven-day yield of the Municipal Central Cash Fund was 3.86% The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
INCOME TAX INFORMATION
At November 30, 1997, the fund had a capital loss carryforward of approximately $55,000 of which $8,000, $21,000 and $26,000 will expire on November 30, 2001, 2003 and 2005, respectively.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 NOVEMBER 30, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE - SEE ACCOMPANYING                   $ 481,053,339
SCHEDULE

CASH                                                                     2,296,854

INTEREST RECEIVABLE                                                      4,575,123

 TOTAL ASSETS                                                            487,925,316

LIABILITIES

ACCRUED MANAGEMENT FEE                                      $ 155,051

OTHER PAYABLES AND ACCRUED EXPENSES                          109,049

 TOTAL LIABILITIES                                                       264,100

NET ASSETS                                                              $ 487,661,216

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                         $ 487,716,452

ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENTS                      (55,236)

NET ASSETS, FOR 487,716,515 SHARES OUTSTANDING                          $ 487,661,216

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                 $1.00
SHARE ($487,661,216 (DIVIDED BY) 487,716,515 SHARES)


STATEMENT OF OPERATIONS


 YEAR ENDED NOVEMBER 30, 1997

INTEREST INCOME                                                       $ 16,542,482

EXPENSES

MANAGEMENT FEE                                          $ 1,796,786

TRANSFER AGENT FEES                                      831,528

ACCOUNTING AND CUSTODIAN FEES AND EXPENSES               114,268

NON-INTERESTED TRUSTEES' COMPENSATION                    719

REGISTRATION FEES                                        27,029

AUDIT                                                    28,383

LEGAL                                                    8,398

REPORTS TO SHAREHOLDERS                                  10,945

 TOTAL EXPENSES BEFORE REDUCTIONS                        2,818,056

 EXPENSE REDUCTIONS                                      (6,468)       2,811,588

NET INTEREST INCOME                                                    13,730,894

NET REALIZED GAIN (LOSS) ON INVESTMENTS                                (26,426)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 13,704,468


STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED         YEAR ENDED
                                                               NOVEMBER 30,       NOVEMBER 30,
                                                               1997               1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                     $ 13,730,894       $ 12,600,168
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                       (26,426)           517

 INCREASE (DECREASE) IN NET UNREALIZED GAIN FROM ACCRETION      -                  (353)
OF MARKET DISCOUNT

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING                13,704,468         12,600,332
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INTEREST INCOME          (13,730,894)       (12,600,168)

SHARE TRANSACTIONS AT NET ASSET VALUE OF $1.00 PER SHARE        1,381,762,190      1,156,682,684
PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS FROM NET INTEREST INCOME         13,414,508         12,239,915

 COST OF SHARES REDEEMED                                        (1,330,712,880)    (1,180,407,784)

 NET INCREASE (DECREASE) IN NET ASSETS AND SHARES               64,463,818         (11,485,185)
RESULTING FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                       64,437,392         (11,485,021)

NET ASSETS

 BEGINNING OF PERIOD                                            423,223,824        434,708,845

 END OF PERIOD                                                 $ 487,661,216      $ 423,223,824



FINANCIAL HIGHLIGHTS
            YEARS ENDED NOVEMBER 30,


      1997   1996   1995   1994   1993


SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING         $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
OF PERIOD

INCOME FROM INVESTMENT              .030        .029        .033        .022        .019
OPERATIONS
NET INTEREST INCOME



LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME           (.030)      (.029)      (.033)      (.022)      (.019)

NET ASSET VALUE, END OF PERIOD     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000

TOTAL RETURN A                      3.03%       2.93%       3.33%       2.19%       1.94%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD          $ 487,661   $ 423,224   $ 434,709   $ 399,548   $ 359,587
(000 OMITTED)

RATIO OF EXPENSES TO AVERAGE        .61%        .63%        .62%        .62%        .63%
NET ASSETS

RATIO OF EXPENSES TO AVERAGE        .61%        .61%B       .62%        .62%        .63%
NET ASSETS AFTER
EXPENSE REDUCTIONS

RATIO OF NET INTEREST INCOME TO     2.98%       2.89%       3.28%       2.17%       1.92%
AVERAGE NET ASSETS


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1997




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity New Jersey Municipal Money Market Fund (the fund) is a fund of Fidelity Court Street Trust II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. Accretion of market discount represents unrealized gain until realized at the time of a security disposition or maturity.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission(the SEC), the fund may invest in the Municipal Central Cash Fund (the Cash Fund) managed by FMR Texas Inc. an affiliate of Fidelity Management & Research Company
(FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the fund are recorded as interest income in the accompanying financial statements.
2. OPERATING POLICIES -
CONTINUED
DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $33,900,000 or 7.0% of net assets.
3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .39% of average net assets.
SUB-ADVISER FEE. As the fund's investment sub-adviser, FMR Texas Inc., a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
TRANSFER AGENT AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian and transfer and shareholder servicing agent for the fund. UMB has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus
3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED
TRANSFER AGENT AND ACCOUNTING
FEES - CONTINUED
out-of-pocket expenses. For the period, FSC received transfer agent and accounting fees amounting to $831,528 and $93,106, respectively. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.
Shareholders participating in the Fidelity Ultra Service Account(registered trademark) Program (the Program) paid a $5.00 monthly fee to Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, for performing services associated with the Program. For the period, fees paid to FBSI by shareholders participating in the Program amounted to $33,909. Effective September 1, 1997, the monthly fee was eliminated.
4. EXPENSE REDUCTIONS.
FMR has entered into an arrangement on behalf of the fund with the fund's transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $6,468 under this arrangement.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Court Street Trust II and the Shareholders of Fidelity New Jersey Municipal Money Market Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Court Street Trust II: Fidelity New Jersey Municipal Money Market Fund, including the schedule of portfolio investments, as of November 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Court Street Trust II: Fidelity New Jersey Municipal Money Market Fund as of November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. /s/COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
January 5, 1998
DISTRIBUTIONS


During fiscal year ended 1997, 100% of the fund's income dividends was free from federal income tax, and 28.59% of the fund's income dividends was subject to the federal alternative minimum tax.
PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on December 17, 1997. The results of votes taken among shareholders on proposals before them are listed below.
PROPOSAL 1
To elect as Trustees the following twelve nominees.
 # OF % OF
 SHARES VOTED SHARES VOTED
RALPH F. COX
AFFIRMATIVE     742,366,479.909    96.787

WITHHELD        24,642,287.090     3.213

TOTAL           767,008,766.999    100.000

PHYLLIS BURKE DAVIS
AFFIRMATIVE     741,858,140.779    96.721

WITHHELD        25,150,626.220     3.279

TOTAL           767,008,766.999    100.000

ROBERT M. GATES
AFFIRMATIVE     740,326,691.979    96.521

WITHHELD        26,682,075.020     3.479

TOTAL           767,008,766.999    100.000

EDWARD C. JOHNSON 3D
AFFIRMATIVE     742,526,984.799    96.808

WITHHELD        24,481,782.200     3.192

TOTAL           767,008,766.999    100.000

E. BRADLEY JONES
AFFIRMATIVE     738,558,877.569    96.291

WITHHELD        28,449,889.430     3.709

TOTAL           767,008,766.999    100.000

DONALD J. KIRK
AFFIRMATIVE     742,698,625.339    96.831

WITHHELD        24,310,141.660     3.169

TOTAL           767,008,766.999    100.000

 # OF % OF
 SHARES VOTED SHARES VOTED
PETER S. LYNCH
AFFIRMATIVE     742,804,693.399    96.844

WITHHELD        24,204,073.600     3.156

TOTAL           767,008,766.999    100.000

WILLIAM O. MCCOY
AFFIRMATIVE     742,777,102.439    96.841

WITHHELD        24,231,664.560     3.159

TOTAL           767,008,766.999    100.000

GERALD C. MCDONOUGH
AFFIRMATIVE     740,489,812.019    96.543

WITHHELD        26,518,954.980     3.457

TOTAL           767,008,766.999    100.000

MARVIN L. MANN
AFFIRMATIVE     742,492,623.319    96.804

WITHHELD        24,516,143.680     3.196

TOTAL           767,008,766.999    100.000

ROBERT C. POZEN
AFFIRMATIVE     742,603,015.859    96.818

WITHHELD        24,405,751.140     3.182

TOTAL           767,008,766.999    100.000

THOMAS R. WILLIAMS
AFFIRMATIVE     740,510,918.469    96.545

WITHHELD        26,497,848.530     3.455

TOTAL           767,008,766.999    100.000

PROPOSAL 2
To ratify the selection of Coopers & Lybrand L.L.P. as an independent accountant of the fund.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE     230,756,205.154    92.808

AGAINST         6,367,008.775      2.560

ABSTAIN         11,515,802.530     4.632

TOTAL           248,639,016.459    100.000

PROPOSAL 3
To amend the Trust Instrument to provide voting rights based on a shareholder's total dollar investment in a fund, rather than on the number of shares owned.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE     689,235,885.364    89.860

AGAINST         38,356,553.755     5.001

ABSTAIN         39,416,327.880     5.139

TOTAL           767,008,766.999    100.000

PROPOSAL 4
To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE     209,101,283.159    84.098

AGAINST         15,094,410.540     6.071

ABSTAIN         24,443,322.760     9.831

TOTAL           248,639,016.459    100.000

PROPOSAL 5
To add the ability to issue senior securities to the extent permitted under the Investment Company Act of 1940.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE     204,874,639.374    82.398

AGAINST         17,540,671.975     7.055

ABSTAIN         26,223,705.110     10.547

TOTAL           248,639,016.459    100.000

PROPOSAL 6
To standardize language and explicitly exclude "tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision thereof" from the limitation on industry concentration.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE     205,943,771.240    82.828

AGAINST         20,167,550.359     8.112

ABSTAIN         22,527,694.860     9.060

TOTAL           248,639,016.459    100.000

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
4001 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
Burlington, VT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI



INVESTMENT ADVISER
(registered trademark)
Fidelity Management & Research
 Company
Boston, MA
SUB-ADVISER
FMR Texas Inc.
Irving, TX
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Boyce I. Greer, Vice President
Scott Orr, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Thomas D. Maher, Assistant
Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
  and
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
FIDELITY'S MUNICIPAL
MONEY MARKET FUNDS
California Municipal Money Market
Connecticut Municipal Money Market
Massachusetts Municipal Money Market
Michigan Municipal Money Market
Municipal Money Market
New Jersey Municipal Money Market
New York Municipal Money Market
Ohio Municipal Money Market
Spartan(registered trademark) Arizona Municipal
Money Market
Spartan California Municipal
Money Market
Spartan Connecticut Municipal
Money Market
Spartan Florida Municipal Money Market
Spartan Massachusetts Municipal
Money Market
Spartan Municipal Money Fund
Spartan New Jersey Municipal
Money Market
Spartan New York Municipal
Money Market
Spartan Pennsylvania Municipal
Money Market
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress   1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE